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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                October 29, 2001
                Date of Report (Date of earliest event reported)


                            CITIZENS HOLDING COMPANY
           (Exact name of the registrant as specified in its charter)


  MISSISSIPPI                       001-15375                   64-0666512
(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


       521 Main Street, Philadelphia, Mississippi         39350
        (Address of principal executive office)         (Zip Code)


                                 (601) 656-4692
              (Registrant's telephone number, including area code)
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Item 7.    Financial Statement and Exhibits.

           (a)  Exhibits

                Exhibit 99.1  Press Release dated October 29, 2001


Item 9.    Regulation FD Disclosure

Press release, on October 29, 2001, announcing the financial results of Citizens Holding Company for the quarter ended September 30, 2001
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CITIZENS HOLDING COMPANY


     /s/ Steve Webb                        /s/ Robert T. Smith
BY:_________________________         BY:__________________________
     Steve Webb                          Robert T. Smith
     Chairman, President &               Treasurer (Chief
     Chief Executive Officer             Financial Officer)


DATE:  October 29, 2001              DATE:  October 29, 2001
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EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

99.1          Press Release dated October 29, 2001